Exhibit 10.5

IBM OEM Software Agreement: 4905S10262

Amendment 03 to Transaction Document Number 02

This Amendment (Amendment) to the IBM OEM Software Agreement and Transaction Document (TD) specified above is entered into between International Business Machines Corp. (IBM) and Lawson Software Americas, Inc. (you). This Amendment will remain in effect until such TD terminates or expires. If there is a conflict, the terms of this Amendment shall prevail over the terms of the TD. Except as modified herein, all other terms of the TD remain in full force and effect.

Change Number 1:

Replace Section 1:

1. Program(s) Prices: You will pay IBM the applicable amount identified below for each IBM Blue Stack made up of the following Program(s) that you distribute, and for each term of Maintenance Renewal/Reinstatement that you purchase.

Part Number	IBM Blue Stack License (including 1 Year of Maintenance for New Customers)
D5ALTLL	WAS NETWORK DEPLOYMENT 5.0 MULTIPLT PROG PK 1 PROC NLV
D55V1LL	IBM WebSphere MQ Value Unit License + Maintenance 12 months
D533ILL	IBM TIVOLI DIRECTORY SERVER MGD PROC LIC+SW MAINT 12 MO
D521NLL	IBM TIVOLI LICENSE MANAGER MGD PROC LIC+SW MAINT 12 MO
D51NDLL	DB2 UDB WORKGROUP SERVER UNLIMITED ED PROCESSOR LIC+SW MAINT 12 MO
D58AELL	IBM WebSphere Enterprise Service Bus Value Unit License + SW Ma 12 months
ATZF3ZZ	IBM OmniFind Edition *

* Note - See 6.y

Part Number	Maintenance Renewal/ Reinstatement*
E1ALVLL	WEBSPHERE APPLICATION SRVR NETWORK DEPLOYMENT PROC ANNUAL SW MAINT RNWL
D5ALWLL	WEBSPHERE APPLICATION SRVR NETWORK DEPLOYMENT PROC SW MAINT REINSTATE 12 MO
E0256LL	IBM WebSphere MQ Value Unit Annual SW MA Renewal
D55V2LL	IBM WebSphere MQ Value Unit SW MA reinstatement 12 months
E013NLL	IBM TIVOLI DIRECTORY SERVERPROCESSOR ANNUAL SW MAINT RNWL
D533JLL	IBM TIVOLI DIRECTORY SERVERPROCESSOR SW MAINT REINSTATE 12 MO
E00HTLL	IBM TIVOLI LICENSE MANAGER CLIENT ANNUAL SW MAINT RNWL
D51L2LL	IBM TIVOLI LICENSE MANAGER CLIENT SW MAINT REINSTATE 12 MO
E00IHLL	DB2 UDB WORKGROUP SERVER UNLIMITED ED PROCESSOR ANNUAL SW MAINT RNWL
D51NFLL	DB2 UDB WORKGROUP SERVER UNLIMITED ED PROCESSOR SW MAINT REINSTATE 12 MO
E02J3LL	IBM WebSphere Enterprise Service Bus Value Unit Annual SW MA Renewal
D58AFLL	IBM WebSphere Enterprise Service Bus Value Unit SW MA Reinstatement 12 months

*Reinstatement fees shall apply when a Customer has had a gap in Maintenance coverage for more than 30 days.

***Confidential information is omitted from this exhibit and filed separately with the Securities and Exchange Commission accompanied by a confidential treatment request pursuant to Rule 24(b)-2.

Pricing and Minimum Guarantees:

a.   Pricing:  The Royalty and Maintenance fees for each IBM Blue Stack  is in the table below:

Lawson Applications (known as S3) currently covered under TD02:

Customer Type	One-Time Royalty*		Annual Maintenance Fees
New Customer	$	***	$	***
Existing Customer	$	***	$	***

Customer Type	Reinstatement Fees (one-time fee)
New Customer Maintenance Reinstatement	$	***
Existing Customer Maintenance Reinstatement	$	***

Former applications under Intentia (known as M3) added new to this agreement:

Customer Type	One-Time Royalty*		Annual Maintenance Fees
M3 Customer	$	***	$	***

Customer Type	Reinstatement Fees (one-time fee)
M3 Customer Maintenance Reinstatement	$	***

* No additional royalty payments (excluding Maintenance) will be due IBM when a Customer makes additional purchases from Lawson to run with an existing and paid for IBM Blue Stack.

** Includes the first year of Annual Maintenance Fees.

b.   Minimum Guarantee: This Section applies to the Lawson applications, now known as Lawson S3 (the “Value-Add Components” as defined in TD02), These Minimums do not apply to the former Intentia applications now known as Lawson M3. The minimum amount you are guaranteed to pay IBM during the three-year term of TD02 is $*** determined as follows and are unchanged by this amendment:

1.  $*** of royalties for the license of Solutions to *** New Customers (*** licenses per year);   and

2.   $*** of royalties for the license of Solutions to *** Existing Customers.

c.   M3 payments - Lawson will report for Lawson M3, formerly Intentia, customers sold. The reports will not be applied to the Minimum Guaranteed above, for the Lawson M3 applications and there will be no minimum guaranteed sales or payments to IBM with respect to M3, in Section b. Lawson will report and supply a PO for the Lawson M3 applications separately from the Lawson S3 applications above and be billed from IBM.

d. Currently, Lawson has approximately *** installed Customers under TD02 for which an incremental fee of $*** per Customer (representing the difference between TD02 and Amendment 03 pricing for S3 Customers) shall be paid to IBM from the current credit value (representing actual royalty payments paid by Lawson under TD02 for Programs not yet licensed by Lawson). The total due is approximately $*** and will be reconciled by IBM in April 2007.

***Confidential information is omitted from this exhibit and filed separately with the Securities and Exchange Commission accompanied by a confidential treatment request pursuant to Rule 24(b)-2.

Change 2:

2. Value-Add Components which must be included in Solutions:

Vendor	Application Description
Lawson Software Americas, Inc.

The Value-Add Components are the Lawson suite of products, including S3 and M3, as they exist as of the effective date of this Transaction Document and will include all future releases, versions and enhancements to such products developed by or on behalf of Lawson. Value-Add Components will also include newly developed products and suites, and any products acquired by Lawson through corporate acquisition, merger, or the purchase of assets of a third party, except products acquired from any company that is (or within the last 12 months was) under contract with IBM to distribute any of the Programs in the IBM Blue Stack.

Change 3:

4. Reporting and Purchase Order Requirements:

a)              You shall maintain complete and accurate records indicating by Lawson fiscal quarter, (i) all IBM Blue Stack and Short Stack distributions during such quarter by you; and (ii) all Maintenance, Maintenance Renewal and Maintenance Reinstatement purchases made for IBM Blue Stack during such quarter. For each such distribution, you shall report Customer name, date sold, Customer Type (Existing or New), IBM Blue Stack Programs and Value-Added Components licensed.

By the second-to-last workday of the month after the end of each Lawson fiscal quarter, you agree to submit to IBM a sales report, in the form below, which shall include the specific distributions detailed in section 4a that backup the sales report by showing the following:  The number of IBM Blue Stacks, Short Stacks, Maintenance, and Maintenance Renewals/Reinstatement contracted-for in the previous calendar quarter.   This Sales report will be used as the purchase order for such distributions.

b)             IBM shall invoice you the applicable fees as per Section 2 of this Amendment.  Payment is due within 30 days of receipt of a correct invoice.

Form of Sales Report (“MA” = Maintenance)

Lawson S3 report

Type	Number of Blue Stacks	Fees Due IBM	Customer Transaction Date
New Customer Lic
Existing Customer Lic
Existing Customer MA
Annual renewal New Customer MA
Annual MA renewal Existing Customer MA
MA Reinstatement New Customers
MA Reinstatement Existing Customer Lic.

Lawson M3 report

Type	Number of Blue Stacks	Fees Due IBM	Customer Transaction Date
M3 customer Lic.
M3 Customer MA
M3 Customer Reinstatement MA

***Confidential information is omitted from this exhibit and filed separately with the Securities and Exchange Commission accompanied by a confidential treatment request pursuant to Rule 24(b)-2.

e)              The following Media Packs will be shipped for the Programs listed in Section 1 that are not listed in TD02:

Media Pack PN	Media Pack Description
BA0F8ML	IBM WebSphere MQ for Multiplatforms Version 6.0.1 media pack
BA0LPML	IBM WebSphere Enterprise Service Bus For Multiplatforms Version 6.0.2 Multilingual Media Pack

Change 4:

6. Miscellaneous Terms/Conditions

Sections 6(e) and 6(f) in TD02 are hereby deleted in their entirety.

Section 6 of TD02 is amended to now include the following:

6.s)  ISV entitlement and use of the WAS ND (D5ALTLL) Program allows use of the J2EE application server and web services content subject to the following restrictions:  Deployment Manager is restricted to manage processes or JVM’s on a single production machine. Workload management is restricted to a single machine.  Use of the High Availability Manager and use of clustering over more than one machine are restricted.

6.t) ISV entitlement and use of the WebSphere ESB (D58AELL) is limited to a single production machine deployment environment for use in connections (1) between Lawson applications, and (2) between Lawson applications and Non-Lawson applications in the Lawson applications and business process.  Use for connections between two Non-Lawson applications is not permitted outside of the Lawson applications and business processes.

6.u) WebSphere ESB (D58AELL) may run on the same production machine or on a separate production machine from the Lawson Applications.  Use of the WAS ND (D5ALTLL) Program in WebSphere ESB is restricted to use defined in 6.s)

6.v) ISV entitlement and use of the WebSphere MQ (D55V1LL) is limited to a single production machine deployment environment for use in connections (1) between Lawson applications, and (2) between Lawson applications and Non-Lawson applications in the Lawson applications and business process.  Use for connections between two Non-Lawson applications is not permitted outside of the Lawson applications and business processes.   For all WebSphere MQ interactions MQ must be directly connected to the WebSphere ESB.

6.w The IBM OEM Software Agreement between IBM and Intentia Research and Development AB (Agreement Number 129678-718434), will terminate effective April 1, 2007

6.x Lawson intends to reduce  the price on maintenance by ***% for up to *** LSF Customers that today pay less than $*** per year for Lawson maintenance. If Lawson does so, IBM will reduce the price of MA on those accounts by ***% and the quarterly royalty reports will reflect the reduction in MA due IBM.

6.y IBM OmniFind Enterprise Edition can be used only in conjunction with Lawson Landmark applications  and M3 applications for accessing the following supported data sources: DB2 for iSeries.

6.z IBM plans in the future to include IBM Search function required by Lawson into DB2 UDB Extenders and Lawson will be allowed to use that product at no additional royalties.

***Confidential information is omitted from this exhibit and filed separately with the Securities and Exchange Commission accompanied by a confidential treatment request pursuant to Rule 24(b)-2.

Change 5:

8. Word definitions.

a) Lawson M3 applications are the former Intentia applications that are now licensed by Lawson and its Affiliates.

b) Lawson S3 applications are the Value-Add Components described in TD02, Section 2 as executed by the parties in 2006.

Change 6:

For illustration purposes only, the following diagrams and descriptions are non-exclusive integration usage examples.

Example 1: Consider the following example Lawson business process between Lawson and non-Lawson applications.

Diagram 1

A Lawson order business process uses WebSphere ESB to facilitate a sequence of interactions (1-4, below) between Lawson and non-Lawson applications.  A new order, Order #123, is initiated by non-Lawson Application A, and interacts with Lawson to create a new business process instance, Order Process #123, in Lawson (interaction 1).  Order Process #123 in Lawson then interacts with non-Lawson Application B (interaction 2).  In response to interaction 2, non-Lawson Application B interacts with non-Lawson Application C (interaction 3).  In response to interaction 3, non-Lawson Application C interacts with Order Process #123 in Lawson (interaction 4).

Interaction 3, in the example above is permitted only when the interaction is associated directly with the same business process instance in Lawson, in this case Order Process #123.  Interaction 3 is not permitted for any general interaction between non-Lawson Applications B and C independent of a specific business process in Lawson.

***Confidential information is omitted from this exhibit and filed separately with the Securities and Exchange Commission accompanied by a confidential treatment request pursuant to Rule 24(b)-2.

Example 2:  Consider the following example business process between Lawson and non-Lawson applications.

Diagram 2

An order business process uses WebSphere ESB to facilitate a sequence of interactions (1-3, below) between Lawson and non-Lawson applications.  A new order, Order #123, is initiated by non-Lawson Application A, and interacts with non-Lawson Application B (interaction 1).  In response to interaction 1, non-Lawson Application B interacts with Lawson to create a new order process instance, Order Process #123 (interaction 2).  Order Process #123 in Lawson then interacts with non-Lawson Application C (interaction 3).

Interaction 1 in the example of an interaction outside of the Lawson business process, and therefore is not permitted because it is not associated directly with an active order business process in Lawson.  If interaction 1 was removed from the scenario, interactions 2 and 3 would be permitted.

Once signed and completed, both parties agree any reproduction of this Amendment Number 03 to Transaction Document 02 made by reliable means (for example, photocopy or facsimile) is an original.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.

ACCEPTED AND AGREED TO:

INTERNATIONAL BUSINESS
	MACHINES CORPORATION	LAWSON SOFTWARE AMERICAS, INC.

	By:	By:

	Name: Joyce Beeman	Name:

	Title: Contracts Administrator	Title:

	Date:	Date:

	IBM Address:	Lawson Software Americas Inc. Address:

	11400 Burnet Road	380 St. Paul Street
	Austin, TX 78758	St. Paul, MN 55102
Attn:	OEM Software Contracts
Internal Zip 0411E034

***Confidential information is omitted from this exhibit and filed separately with the Securities and Exchange Commission accompanied by a confidential treatment request pursuant to Rule 24(b)-2.